Filed Pursuant to Rule 497(e)
Registration No. 33-48220
THE GABELLI U.S. TREASURY MONEY MARKET FUND (THE “FUND”)
A SERIES OF THE GABELLI MONEY MARKET FUNDS
Supplement dated May 27, 2010, to the Fund’s Statement of Additional Information
(“SAI”) dated January 28, 2010
This supplement provides new and additional information beyond the information already contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.
Effective May 28, 2010, the following amendments shall be made:
1.	The first sentence of the first paragraph in the sub-section “Illiquid Securities” in the section “INVESTMENT STRATEGIES AND RISKS” on page 3 is deleted in its entirety and replaced with:

“The Fund may invest up to 5% of its net assets in repurchase agreements that have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or subject to legal or contractual restrictions on resale.”

2.	Under the section “PORTFOLIO HOLDINGS INFORMATION” on page 5, the following is added as the sixth paragraph on page 6:

“In order to comply with amendments to Rule 2a-7, effective October 7, 2010, information concerning the Fund’s portfolio holdings, as well as its dollar-weighted average maturity and weighted average life, will be posted on the Fund’s website at www.gabelli.com, five business days after the end of the month, and will remain posted on the website for six months thereafter.

3.	Under the section “DETERMINATION OF NET ASSET VALUE” on page 17, sub-section (c) on page 18 is replaced in its entirety with the following:
"(c)	The Fund will seek to maintain a dollar weighted average portfolio maturity appropriate to its objective of maintaining a stable NAV; provided, however, that it will not purchase any instrument with a remaining maturity (as determined pursuant to Rule 2a-7) longer than 397 days nor maintain a dollar weighted average portfolio maturity that exceeds 60 days nor maintain a dollar-weighted average life (portfolio maturity measured without reference to any maturity shortening provisions of adjustable rate securities by reference to their interest rate reset dates) that exceeds 120 days.”